UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
October 28, 2005
Date of Report (Date of earliest event reported):
Federal National Mortgage Association
(Exact name of registrant as specified in its charter)
Fannie Mae

Federally chartered corporation	000-50231	52-0883107

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3900 Wisconsin Avenue, NW Washington, DC	20016 (Zip Code)
(Address of principal executive offices)
202-752-7000
Registrant’s telephone number, including area code:
(Former Name or Former Address, if Changed Since Last Report):
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.
     On October 28, 2005, Fannie Mae (formally, the Federal National Mortgage Association) published summary information regarding its outstanding debt for certain prior quarterly and annual periods on its website, www.fanniemae.com. The summary, a copy of which is furnished as Exhibit 99.1 to this report, is incorporated herein by reference.
     The information in this item, including the exhibit submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Fannie Mae, except as shall be expressly set forth by specific reference in such document.
Item 7.01. Regulation FD Disclosure.
     On October 28, 2005, Fannie Mae issued its monthly financial summary release for the month of September 2005. The summary, a copy of which is furnished as Exhibit 99.2 to this report, is incorporated herein by reference.
     The information in this item, including the exhibit submitted herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any disclosure document of Fannie Mae, except as shall be expressly set forth by specific reference in such document.
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits. The exhibit index filed herewith is incorporated herein by reference.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By	/s/ David C. Hisey

David C. Hisey
Senior Vice President and Controller
Date:     October 28, 2005

EXHIBIT INDEX
The following exhibits are submitted herewith:

Exhibit Number	Description of Exhibit

99.1	Summary information on outstanding debt published by Fannie Mae on October 28, 2005

99.2	Monthly summary release for September 2005 issued by Fannie Mae on October 28, 2005